Exhibit 10.37

PORTIONS OF THIS EXHIBIT MARKED “[* * *]” HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY IN PAPER FORM WITH THE SECURITIES AND EXCHANGE COMMISSION.

NATIONAL BRAND DISTRIBUTION AGREEMENT

This Agreement, effective June 15, 2009 (“Effective Date”), is between SRI/Surgical Express, Inc. a Florida corporation with its principal offices located at 12425 Racetrack Road, Tampa, FL 33626 hereinafter called “SUPPLIER,” and the Healthcare Supply Chain Services-Medical business unit (excluding Presource) of Cardinal Health 200, Inc. a Delaware Corporation, with offices located at 1450 Waukegan Road, McGaw Park, Illinois 60085, hereinafter called “DISTRIBUTOR.”

BACKGROUND

SUPPLIER manufactures and/or markets certain products (specifically, the “Products” as defined in Section 1 below). SUPPLIER desires to appoint DISTRIBUTOR as an authorized DISTRIBUTOR of the Products and DISTRIBUTOR desires to accept such appointment on the terms and subject to the conditions described in this Agreement.

SUPPLIER and DISTRIBUTOR agree as follows:

1.        Products Covered by this Agreement.   The products covered by this Agreement are those products manufactured by SUPPLIER bearing a SUPPLIER owned trademark and listed on Schedule “A” (the “Products”), all of which are identified herein by DISTRIBUTOR catalog number, together with the parts and components necessary for the repair and replacement thereof, and all modifications, improvements, and developments pertaining to such products, accessories and components. Products may be added to or deleted from this Agreement by mutual consent of the parties.

2.        Grant of Distributorship.   SUPPLIER hereby appoints DISTRIBUTOR as a non-exclusive distributor of the Products and DISTRIBUTOR accepts such grant for the term and on the conditions stated in this Agreement. DISTRIBUTOR agrees that, during the term of this Agreement, the Products shall be included on its master merchandise file and categorized as National Brand. SUPPLIER acknowledges and agrees that DISTRIBUTOR has no marketing or promotional obligations with regard to the Products and that DISTRIBUTOR is not prohibited from using, selling or promoting any products which are competitive with the Products, to include its Best Value Product offering.

3.        Term and Renewal.   The term of this Agreement shall begin on the Effective Date and shall continue until terminated in accordance with the provisions of the Supply and Co-Marketing Agreement between Cardinal Health 200, Inc. and SRI/Surgical Express, Inc. effective November 26, 2008 or as otherwise mutually agreed.

4.        Pricing and Payment Terms

a.	The prices for Products ordered by the DISTRIBUTOR shall be as set forth on Schedule A.

b.	Terms of payment are net 45 days from DISTRIBUTOR’s receipt of Product.

c.	PRICING TERMS AND CONDITION. The fees for the Products under this Agreement are set forth on the attached Schedule A. Changes to the configuration or design of packs may result in price adjustments. SUPPLIER will notify DISTRIBUTOR of such price changes.

A packing slip shall accompany each Product delivery and DISTRIBUTOR’s authorized representative shall sign the packing slip recognizing receipt. DISTRIBUTOR will be invoiced weekly for the delivery of Products.

d.	SUPPLIER will charge DISTRIBUTOR a [***]% delivery service fee for all products shipped to DISTRIBUTOR locations or dropped shipped to customer locations under the terms of this Agreement. SUPPLIER will send monthly invoices directly to the DISTRIBUTOR’S Supplier Relations Manager for payment.

5.        Risk of Reusable Product Loss or Damage.   DISTRIBUTOR assumes risk of loss or damage to Reusable Products delivered and retains that risk of loss until the Reusable Products are registered as returned by SUPPLIER. SUPPLIER tracks the Reusable Products textiles with RFID tags to maintain an accurate inventory and testing and usage records. SUPPLIER will bear the costs of general repairs to damaged Reusable Products textiles based upon normal wear and tear. Reusable Products textiles returned damaged due to DISTRIBUTOR acts or omissions (beyond normal wear and tear) or deemed to be lost due to not being returned for an extended period of time shall be invoiced to DISTRIBUTOR at SUPPLIER’s cost.

6.        DISTRIBUTOR’s Duties

DISTRIBUTOR shall:

a.	Upon customer request, offer the Products as a part of its generally available distribution offering and provide non-technical distribution support for the Products to its customers.
b.	Pay for such orders in accordance with the payment terms specified in Section 4b above.
c.	Participate with SUPPLIER in business reviews, as mutually agreed by the parties.
d.	Maintain complete and accurate records for such periods as may be required by applicable law, of all the Products sold by it.

7.        SUPPLIER’s Duties

SUPPLIER shall:

a.	Promptly ship to all DISTRIBUTOR Distribution Centers, F.O.B. Destination. It is understood that SUPPLIER’s pricing for the Products purchased by DISTRIBUTOR includes transportation expenses, except as specified in Section 4d above or unless otherwise specifically agreed to. All Direct (Drop) shipments to DISTRIBUTOR’s customers by SUPPLIER must be F.O.B. Destination, Prepaid and Add. DISTRIBUTOR reserves the right to determine the carriers to be selected for shipment to its customers. Any deviation from these terms must be agreed upon prior to shipment by SUPPLIER and the DISTRIBUTOR’s Transportation Department, Dublin, Ohio.

b.	Use best efforts to maintain 98% Fill Rate (defined below) on all orders for Products. Fill Rate is defined as complete line items shipped within 48 hours (two business days) of receipt of DISTRIBUTOR’s purchase order. Where blanket orders apply, DISTRIBUTOR shall issue an annual or semi-annual blanket order which will serve as a standing order upon which multiple shipments will be made by SUPPLIER to DISTRIBUTOR against the same order number. Daily replenishment reports will be issued by DISTRIBUTOR to SUPPLIER to replenish stock to mutually agreed upon par levels. In this instance, the Fill Rate is also defined as complete line items shipped within 48 hours (or two business days).

c.	Adequately label, package and deliver the Products. SUPPLIER shall bear all costs associated with label printing, labeling, and packaging of the Product.

d.	Notify DISTRIBUTOR immediately in writing should SUPPLIER become aware of any defect or condition which may render any of the Products in violation of the Food, Drug and Cosmetic Act or any other applicable law.

e.	Make any claims for unpaid invoices in writing within [***] ([***]) days of the date of SUPPLIER’s first invoice for such amount. DISTRIBUTOR will not be obligated to make payments for, or investigate, entries which are dated more than [***] ([***]) days before SUPPLIER’s written claim or request for investigation

f.	Participate with DISTRIBUTOR in business reviews, as mutually agreed to by the parties.

NATIONAL BRAND DISTRIBUTION AGREEMENT	2

g.	Notify the appropriate federal, state and local authorities of any customer complaints or other occurrences regarding the Products which are required to be so reported. SUPPLIER shall be responsible for evaluating all complaints regarding the Products and for responding to DISTRIBUTOR’s customers in writing.

h.	On a quarterly basis, accept any salable excess/no move inventory of Products, with a [***]% restocking fee. Excess/no move inventory is any inventory of Products in a given distribution center that exceeds [***] ([***]) months of customer demand for that distribution center. “Salable” Product is defined as undamaged Product in its original sealed shipping carton.

i.	Not impose any item or order minimums.

8.        Product Warranties, Indemnification, Liability Limitation and Insurance.   SUPPLIER warrants that the goods delivered shall be in compliance in all material respects with all applicable local, state and federal laws and regulations, including, without limitation, those of the FDA, and the goods will have all applicable Section 510(k) and other governmental approvals.

EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 7, SUPPLIER MAKES NO WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY GOODS PROVIDED TO DISTRIBUTOR OR ANY OF ITS CUSTOMERS PURSUANT TO THIS ORDER. UNDER NO CIRCUMSTANCES WILL SUPPLIER BE LIABLE TO DISTRIBUTOR, ANY CUSTOMER OR BUYER, OR ANY OTHER PARTY FOR INCIDENTAL, CONSEQUENTIAL, SPECIAL, INDIRECT, OR PUNITIVE DAMAGES, INCLUDING, WITHOUT LIMIATION, LOST BUSINESS, PROFITS OR DAMAGES ARISING FROM LOSS OF GOODWILL

SUPPLIER and DISTRIBUTOR agree to comply with the Indemnification, Liability Limitation and Insurance provisions as executed in Section 4.2, 4.3 and 5, respectively, of the Supply and Co-Marketing Agreement executed between Cardinal Health 200, Inc. and SRI/Surgical Express, Inc. on November 26, 2008.

9.        Termination.   Either party shall have the right to terminate this Agreement on written notice if the other (a) commits or suffers any act of bankruptcy or insolvency, or (b) fails to cure any material breach of the provisions of this Agreement within thirty (30) days after written notice of such breach. In addition, each party shall have the right to terminate this Agreement, with or without cause, upon ninety (90) days written notice to the other party.

10.        Procedures on Termination.   Upon termination or expiration of this Agreement, for whatever reason, SUPPLIER shall continue to honor DISTRIBUTOR’s orders for Products up to the effective date of termination, and DISTRIBUTOR shall pay for such Products on the terms and conditions of this Agreement. If this Agreement terminates before the Supply and Co-Marketing Agreement terminates, SUPPLIER shall continue to honor DISTRIBUTOR’s orders for Products for sixty (60) days after the effective termination date of this Agreement.

11.        Force Majeure.   Neither party shall be responsible for any delay, failure or omission due to any cause that is beyond its reasonable control, is not due to its own negligence, and cannot be overcome with the exercise of due diligence, including, without limitation, war, riots, fires, floods, storms, lightning, epidemics, earthquakes, hostilities, labor disturbances, expropriation or confiscation of properties, interference by civil or military authorities, or acts of God.

12.        Confidential Information:   SUPPLIER and DISTRIBUTIOR agree to comply with the Confidentiality provision executed in Section 8.1 “Restricted Information” of the Supply and Co-Marketing Agreement between Cardinal Health 200, Inc, and SRI/Surgical Express, Inc. executed on November 26, 2008

a.	Notices. Any notice required or permitted under this Agreement shall be in writing and shall be deemed to have been given upon receipt if forwarded by personal delivery, certified mail, or facsimile transmission (transmission confirmed) properly addressed to the respective parties as set forth below until notice of a different address is supplied in accordance with this Section:

If to SUPPLIER:	SRI/Surgical Express, Inc.
12425 Racetrack Road
Tampa, FL 33626
Attn: Chief Executive Officer
Facsimile: 813 818 9076

NATIONAL BRAND DISTRIBUTION AGREEMENT	3

If to DISTRIBUTOR:	Cardinal Health 200, Inc.
Medical Supply Chain
7000 Cardinal Place
Dublin, OH, 43017
Attn:
Facsimile:

b.	Entire Agreement. This Agreement is the entire agreement between the parties hereto with regard to the subject matter of this Agreement, there being no prior written or oral promises or representations not incorporated herein with respect to such matters. SUPPLIER and CARDINAL HEALTH are parties to that certain Supply and Co-Marketing Agreement dated as of November 26, 2008, and notwithstanding anything in this Agreement to the contrary, in the event of any express conflict between a provision of the Supply and Co-Marketing Agreement and a provision in this Agreement (as relates to DISTRIBUTOR’s purchase and sale of the Products through its distribution channel), the provisions of this Agreement shall control.

c.	Applicable Law. This Agreement shall be governed by the laws of the State of Ohio, applicable to contracts made and to be performed in that state.

d.	Amendments. No amendment or modification of the terms of this Agreement shall be binding on either party unless reduced to writing and signed by an authorized employee of the party to be bound.

e.	Waiver of Punitive Damages and Jury Trial. Both parties irrevocably waive trial by jury in any action, proceeding or counterclaim, whether at law or in equity, brought by either of them arising out of this Agreement. SUPPLIER and DISTRIBUTOR waive to the fullest extent permitted by law any right to or claim for any punitive or exemplary damages against the other and agree that, in the event of a dispute between them regarding this Agreement, the party making a claim will be limited to equitable relief and to recovery of any actual damages it sustains.

f.	Publicity. Neither party will make any press release or other public announcement regarding this Agreement without the other party’s express prior written consent, except as required under applicable law or by any governmental agency, in which case the party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the approval of the other party as to the form, nature and extent of the press release or public announcement prior to issuing the press release or making the public announcement.

14.        Assignment.   This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that neither party shall have the right to assign its interest in this Agreement without the prior written authorization of the other party.

NATIONAL BRAND DISTRIBUTION AGREEMENT	4

15.        Counterparts.   For convenience of the parties hereto, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

IN WITNESS WHEREOF, the parties have by their duly authorized officers executed this Agreement as of the Effective Date.

SRI / Surgical Express, Inc.

By:      /s/ Gerald Woodard

Title:    CEO

Date:    February 3, 2010

CARDINAL HEALTH 200, INC., through and for its

Medical Supply Chain business unit (excluding Presource)

By:      Robert D. Wagner

Title:    Vice President, Global Sourcing

Date:    February 8, 2010

NATIONAL BRAND DISTRIBUTION AGREEMENT	5

SRI/Surgical Express, Inc.

Schedule A

Product List & Prices

Product No.	Description	Price	Estimated Monthly Usage

[***]	[***]	$[***]	[***]
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NATIONAL BRAND DISTRIBUTION AGREEMENT	6

SRI/Surgical Express, Inc.

Schedule A

Product List & Prices

Product No.	Description	Price	Estimated Monthly Usage

[***]	[***]	$[***]	[***]
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[***]	[***]	$[***]	[***]
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NATIONAL BRAND DISTRIBUTION AGREEMENT	7